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                                                                    Exhibit 10-j


                               NORDSON CORPORATION
                         1993 LONG-TERM PERFORMANCE PLAN

                         (as amended on March 12, 1998)

                  1. Purpose.

                  The Nordson Corporation 1993 Long-Term Performance Plan (the "Plan") is designed to foster and promote the long-term growth and performance of the Company by: (a) enhancing the Company's ability to attract and retain qualified Directors and employees and (b) motivating Directors and employees through stock ownership and performance-based incentives. To achieve this purpose, this Plan provides authority for the grant of Stock Options, Restricted Stock, Stock Equivalent Units, Stock Appreciation Rights, and other stock and performance-based incentives and the maintenance of an employee stock purchase program.

                  2. Definitions.

                  (a) "Affiliate" - This term has the meaning given to it in Rule 12b-2 under the Exchange Act.

                  (b) "Award" - The grant of Stock Options, Restricted Stock, Stock Equivalent Units, Stock Appreciation Rights, Stock Purchase Rights, Cash Awards, and other stock and performance-based incentives under this Plan. When Plan terms may be deemed applicable to Awards granted prior to March 12, 1998, the definition of Awards shall be deemed to include Director Options for such purposes.

                  (c) "Award Agreement"-- Any agreement between the Company and a Participant that sets forth terms, conditions, and restrictions applicable to an Award.

                  (d) "Board of Directors" - The Board of Directors of the Company.

                  (e) "Cash Award" - This term has the meaning given to it in
Section 6 (b) (v).

                  (f) "Change in Control" - A "Change of Control" will be deemed to occur if at any time after the date of the adoption of this Plan:

                  (i) any person (other than Nordson Corporation, any of its subsidiaries, any employee benefit plan or employee stock ownership plan of Nordson Corporation, or any Person organized, appointed, or established by Nordson Corporation for or pursuant to the terms of any such plan), alone or together with any of its Affiliates or Associates, becomes the Beneficial Owner of 20% or more of the Common Shares then outstanding, or any such Person commences or publicly announces an intent to commence a tender offer or exchange offer the consummation of which would result in the Person becoming the Beneficial Owner of 20% or more of the Common Shares then outstanding (PROVIDED, HOWEVER, that, for purposes of determining whether Eric T. Nord or Evan W. Nord, together with each of


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their Affiliates or Associates, is the Beneficial Owner of 20% or more of the
Common Shares then outstanding, the Common Shares then held by the Walter G. Nord Trust, by the Nord Family Foundation (or any successor to the Nord Family Foundation), and by the Eric and Jane Nord Foundation shall be excluded; for purposes of determining whether the Walter G. Nord Trust, the Nord Family Foundation (or any successor) , or the Eric and Jane Nord Foundation, together with each of their Affiliates and Associates, is the Beneficial Owner of 20% or more of the Common Shares then outstanding, the Common Shares then held by Eric
T. Nord and by Evan W. Nord shall be excluded; for purposes of determining whether the Nord Family Foundation (or any successor) together with its Affiliates and Associates, is the Beneficial Owner of 20% or more of the Common Shares then outstanding, the Common Shares then held by the Eric and Jane Nord Foundation will be excluded; and, for purposes of determining whether the Eric and Jane Nord Foundation, together with its Affiliates and Associates, is the Beneficial Owner of 20% or more of the Common Shares then outstanding, the Common Shares then held by the Nord Family Foundation (or any successor) will be excluded) . For purposes of this Section 2(f) (i) , the terms "Affiliates, "Associates," "Beneficial Owner," and "Person" will have the meanings given to them in the Restated Rights Agreement, dated as of November 7, 1997, between Nordson Corporation and National City Bank, as Rights Agent, as amended from time to time.

                  (ii) At any time during a period of 24 consecutive months, individuals who were Directors at the beginning of the period no longer constitute a majority of the members of the Board of Directors, unless the election, or the nomination for election by Nordson Corporation's shareholders, of each Director who was not a Director at the beginning of the period is approved by at least a majority of the Directors who are in office at the time of the election or nomination and were Directors at the beginning of the period.

                  (iii) A record date is established for determining shareholders entitled to vote upon (A) a merger or consolidation of Nordson Corporation with another corporation in which Nordson Corporation is not the surviving or continuing corporation or in which all or part of the outstanding Common Shares are to be converted into or exchanged for cash, securities, or other property, (B) a sale or other disposition of all or substantially all of the assets of Nordson Corporation, or (C) the dissolution of Nordson Corporation.

                  (iv) Any person who proposes to make a "control share acquisition" of Nordson Corporation, within the meaning of Section 1701.01(Z) of the Ohio General Corporation Law, submits or is required to submit an acquiring person statement to Nordson Corporation.

                  (g) "Code" - The Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

                  (h) "Committee" - The Compensation Committee of the Board of Directors, or any other committee of the Board of Directors that the Board of Directors authorizes to administer this Plan. The Committee will be constituted in a manner that satisfies all applicable legal requirements, including satisfying the "non-employee director" standard set forth in Rule 15b-3, if applicable. In addition, as applicable, the Committee or a subcommittee thereof will be constituted in a manner consistent with the "outside director" standard set forth in the


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regulations under Section 162(m) of the Code.

                  (i) "Common Shares" or "shares" - Common Shares without par value of Nordson Corporation, including authorized and unissued shares and treasury shares.

                  (j) "Company" - Nordson Corporation, an Ohio corporation, and its direct and indirect subsidiaries.

                  (k) "Continuing Director" - A Director who was a Director prior to a Change in Control or was recommended or elected to succeed a Continuing Director by a majority of the Continuing Directors then in office.

                  (1) "Director" - A director of Nordson Corporation.

                  (m) "Director Option" - A right to purchase Common Shares granted to certain Directors under provisions of the Plan in effect prior to March 12, 1998, or under the Nordson Corporation 1989 Stock Option Plan.

                  (n) "Exchange Act" - Securities Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.

                  (o) "Fair Market Value" of Common Shares - The value of the Common Shares determined by the Committee, or pursuant to rules established by the Committee on a basis consistent with regulations under the Code, except that, "Fair Market Value" for purposes of Section 6(a) hereof shall be as defined thereunder.

                  (p) "Holder" - The Participant or eligible transferee (as such eligibility may be determined from time to time by the Committee) who holds an Award.

                  (q) "Incentive Stock Option" - A Stock Option that meets the requirements of Section 422 of the Code.

                  (r) "Notice of Award" - Any notice by the Committee to a Participant that advises the Participant of the grant of an Award or sets forth terms, conditions, and restrictions applicable to an Award.

                  (s) "Participant" - Any person to whom an Award has been granted under this Plan.

                  (t) "Restricted Stock" - An Award of Common Shares that are subject to restrictions or risk of forfeiture.

                  (u) "Rule 16b-3" - Rule l6b-3 under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.

                  (v) "Stock Appreciation Right" - This term has the meaning given to it in Section 6 (b) (i).

                  (w) "Stock Award" - This term has the meaning given to it in
Section 6 (b) (ii).


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                  (x) "Stock Equivalent Unit" - An Award that is valued by
reference to the value of Common Shares.

                  (y) "Stock Option" - This term has the meaning given to it in
Section 6 (b) (iii).

                  (z) "Stock Purchase Right" - This term has the meaning given to it in Section 6(b) (iv).

                  3. Eligibility.

                  All employees of the Company and its Affiliates and all Directors are eligible for the grant of Awards. The selection of the employees and Directors to receive Awards will be within the discretion of the Committee. More than one Award may be granted to the same employee or Director.

                  4. Common Shares Available for Awards; Adjustment.

                  (a) Number of Common Shares. The aggregate number of Common Shares that may be subject to Awards granted under this Plan in any fiscal year of the Company during the term of this Plan will be equal to the sum of (i) three percent (3.0%) of the number of Common Shares outstanding as of the first day of that fiscal year plus (ii) the number of Common Shares that were available for the grant of Awards, but not granted, under this Plan in previous fiscal years; provided that, in no event will the number of Common Shares available for the grant of Awards in any fiscal year exceed three and one-half percent (3.5%) of the Common Shares outstanding as of the first day of that fiscal year. The aggregate number of Common Shares that may be issued upon exercise of Incentive Stock Options is 1,000,000.

                  The assumption of awards granted by an organization acquired by the Company, or the grant of Awards under this Plan in substitution for any such awards, will not reduce the number of Common Shares available in any fiscal year for the grant of Awards under this Plan.

                  Common Shares subject to an Award that is forfeited, terminated, or canceled without having been exercised (other than Common Shares subject to a Stock Option that is canceled upon the exercise of a related Stock Appreciation Right) will again be available for grant under this Plan, without reducing the number of Common Shares available in any fiscal year for grant of Awards under this Plan.

                  (b) No Fractional Shares. No fractional shares will be issued, and the Committee will determine the manner in which the value of fractional shares will be treated.

                  (c) Adjustment. In the event of any change in the Common Shares by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, or in the event of a stock dividend, stock split, or distribution to shareholders (other than normal cash dividends), the Committee will adjust the number and class of shares that may be issued under this Plan (including the number of Common Shares that may be subject to Awards granted to any Participant in any fiscal


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year under Section 6(a)), the number and class of shares subject to outstanding
Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Shares and other value determinations applicable to outstanding Awards.

                  5. Administration.

                  (a) Committee. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the authority to: (i) select the eligible employees and Directors who will receive Awards, (ii) grant Awards, (iii) determine the number and types of Awards to be granted to employees and Directors, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, (v) adopt, alter, and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan,
(vii) prescribe the forms of any Notices of Award, Award Agreements, or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. All decisions by the Committee will be made with the approval of not less than a majority of its members.

                  (b) Delegation. The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3, or, if applicable, to meet the requirements of the regulations under Section 162(m) of the Code.

                  (c) Decisions Final. All decisions by the Committee, and by any other person or persons to whom the Committee has delegated authority, will be final and binding on all persons.

                  6. Awards.

                  (a) Grant of Awards. The Committee will determine the type or types of Awards to be granted to each Participant and will set forth in the related Notice of Award or Award Agreement the terms, conditions, vesting periods, and restrictions applicable to each Award. Awards may be granted singly or in combination or tandem with other Awards. In addition, the number of Common Shares that may be subject to Stock Options or Stock Appreciation Rights granted to any Participant in any fiscal year of the Company during the term of the Plan which Stock Options or Stock Appreciation Rights have an exercise price greater than or equal to the Fair Market Value of the underlying Common Shares on the date of grant may not exceed 100,000 Common Shares. Awards may also be granted in replacement of, or in substitution for, other awards granted by the Company, whether or not granted under this Plan; without limiting the foregoing, if a Participant pays all or part of the exercise price or taxes associated with an Award by the transfer of Common Shares or the surrender of all or part of an Award (including the Award being exercised), the Committee may, in its discretion, grant a new Award to replace the Common Shares that were transferred or the Award that was surrendered. The Company may assume awards granted by an organization acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

                  For purposes of this Section 6 (a), "Fair Market Value"


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of Common Shares shall mean, on any particular date, (a) if the Common Shares are listed on a national securities exchange, the closing price as reported for composite transactions on the exchange for the last day on which trades are reported prior to that particular date, (b) if the Common Shares are not listed on an exchange but transactions in the Common Shares are reported in the NASDAQ National Market System, the closing price as reported in the NASDAQ National Market System for the last day on which trades are reported prior to that particular date, and (c) if either of the methods referred to in (a) or (b) become impracticable for any reason, the value determined using a method established by the Committee on a basis consistent with regulations under the Code.

                  (b) Types of Awards. Awards may include, but are not limited to, the following:

         (i) Stock Appreciation Right - a right to receive a payment, in cash or Common Shares, equal to the excess of (A) the Fair Market Value, or other specified valuation, of a specified number of Common Shares on the date the right is exercised over (B) the Fair Market Value, or other specified valuation, on the date the right is granted, all as determined by the Committee. The right may be conditioned upon the occurrence of certain events, such as a Change in Control of the Company, or may be unconditional, as determined by the Committee.

         (ii) Stock Award - An Award that is made in Common Shares, Restricted Stock, or Stock Equivalent Units or that is otherwise based on, or valued in whole or in part by reference to, the Common Shares. All or part of any Stock Award may be subject to conditions, restrictions, and risks of forfeiture, as and to the extent established by the Committee. Stock Awards may be based on the Fair Market Value of the Common Shares, or on other specified values or methods of valuation, as determined by the Committee.

         (iii) Stock Option - A right to purchase a specified number of Common Shares, during a specified period, and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Stock Option that does not qualify as an Incentive Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee, Incentive Stock Options must comply with the requirements of Section 422 of the Code. The exercise price of a Stock Option that does not qualify as an Incentive Stock Option may be more or less than the Fair Market Value of the Common Shares on the date the Stock Option is granted.

         (iv) Stock Purchase Right - A right to participate in a stock purchase program, including but not limited to a stock purchase program that meets the requirements of Section 423 of the Code.

         Among other requirements, Section 423 currently provides that (A) only employees of Nordson Corporation, or of any direct or indirect subsidiary of Nordson Corporation designated by the Committee, may receive Stock Purchase Rights that qualify under Section 423 ("Section 423 Rights"), (B) Section 423 Rights may not. be granted to any Participant who, immediately after the Section 423 Rights are granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Nordson Corporation, (C) Section 423 Rights must be granted to all employees of Nordson Corporation, and of any


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direct or indirect subsidiary of Nordson Corporation designated by the
Committee, except that there may be excluded (1) employees who have been employed less than two years, (2) employees whose customary employment is 20 hours or less per week, (3) employees whose customary employment is f or not more than five months in any calendar year, and (4) highly compensated employees (within the meaning of Section 414(q) of the Code) , (D) all employees granted
Section 423 Rights must have the same rights and privileges, except that the number of Common Shares that may be purchased by any employee upon exercise of
Section 423 Rights may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, of the employee, (E) the exercise price of Section 423 Rights may not be less than the lesser of (1) eighty-five percent (85%) of the Fair Market Value of the Common Shares at the time Section 423 Rights are granted, or (2) eighty-five percent (85%) of the Fair Market Value of the Common Shares at the time the Section 423 Rights are exercised; (F)
Section 423 Rights cannot be exercised after the expiration of 27 months from the date the Section 423 Rights are granted, and {G) no employee may be granted
Section 423 Rights, under this Plan and any other plans of Nordson Corporation and its subsidiaries, that permit the purchase of Common Shares with a Fair Market Value of more than $25,000 (determined at the time the Section 423 Rights are granted) in any calendar year.

         (v) Cash Award - An Award denominated in cash. All or part of any cash award may be subject to conditions established by the Committee, including but not limited to future service with the Company or the achievement of specific performance objectives.

                  7. Director Options.

                           (a) Suspension of Director Options. Prior to March
12, 1998, Director Options were automatically granted to Directors of the Corporation pursuant to and in accordance with a formula grant program set forth in the Plan. From and after March 12, 1998, no further Director Options shall be granted hereunder and the formula grant program referenced above shall be suspended; provided, however, that Directors shall remain eligible to receive grants of Awards hereunder in accordance with the eligibility standards set forth in Section 3 hereof.

                           (b) Treatment of Outstanding Director Options. Any
Director Option granted to a Director under provisions of the Plan in effect prior to March 12, 1998, or under the Nordson Corporation 1989 Stock Option Plan, will continue to be subject to the terms and conditions set forth on
Schedule 1 hereto.

                           (c) Further Amendment of the Plan. Upon the exercise,
expiration or termination of all outstanding Director Options, this Plan shall be deemed automatically amended to delete in its entirety Schedule 1 hereto and to remove from the provisions hereof all references to "Director Option" or "Director Options." The Plan shall be deemed further amended to the extent necessary to make all modifications to the Plan to effect such amendment, including, without limitation, the removal of all references to "Director Option" or "Director Options" and any revisions to section designations and cross references as may be appropriate and necessary.



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                  8. Deferral of Payment.

                           With the approval of the Committee, the delivery of
the Common Shares, cash, or any combination thereof subject to an Award (other than Director Options) may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the payment of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code. Deferred amounts may, to the extent permitted by the Committee, be credited as cash or Stock Equivalent Units. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Stock Equivalent Units.

                  9. Payment of Exercise Price.

                           The exercise price of a Stock Option (other than an
Incentive Stock Option), Director Option, Stock Purchase Right, and any Stock Award for which the Committee has established an exercise price may be paid in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The exercise price of an Incentive Stock Option may be paid in cash, by the transfer of Common Shares, or by a combination of these methods, as and to the extent permitted by the Committee at the time of grant, but may not be paid by the surrender of all or part of an Award. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.

                  In the event shares of Restricted Stock are used to pay the exercise price of a Stock Award, a number of the Common Shares issued upon the exercise of the Award equal to the number of shares of Restricted Stock used to pay the exercise price will be subject to the same restrictions as the Restricted Stock.

                  10. Taxes Associated with Award.

                           Prior to the payment of an Award, the Company may
withhold, or require a Participant to remit to the Company, an amount sufficient to pay any Federal, state, and local taxes associated with the Award; provided, however, that if a Stock Option has been transferred and the Participant does not pay such taxes on the date of exercise, such taxes will be paid by reducing the number of Common Shares to be received upon exercise. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award (other than an Incentive Stock Option) in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods. The Committee may permit a Participant to pay any or all taxes associated with an Incentive Stock Option in cash, by the transfer of Common Shares, or by a combination of these methods.


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                  11. Termination of Employment.

                           If the employment of a Participant terminates for any
reason, all unexercised, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Awards.

                  12. Termination of Awards under Certain Conditions.

                           The Committee may cancel any unexpired, unpaid, or
deferred Awards held by a Holder at any time if the Holder is not in compliance with all applicable provisions of this Plan or with any Notice of Award, Award Agreement, Committee action or documentation relating to the Award, or if the Participant, without the prior written consent of the Company, engages in any of the following activities:

                  (i) Renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company.

                  (ii) Discloses to anyone outside of the Company, or uses for any purpose other than the Company's business, any confidential information or material relating to the Company, whether acquired by the Participant during or after employment with the Company.

                  The Committee may, in its discretion and as a condition to the exercise of an Award by a Holder, require a Holder to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and of any Notice of Award, Award Agreement, Committee action or documentation relating to the Award, and, in the case of a Participant, has not engaged in any activities referred to in clauses (i) and (ii) above.

                  13. Change in Control.

                           In the event of a Change in Control of the Company,
unless and to the extent otherwise determined by the Board of Directors, (i) all Stock Appreciation Rights, Stock Options, and other Stock Purchase Rights then outstanding will become fully exercisable as of the date of the Change in Control, (ii) all restrictions and conditions applicable to Restricted Stock and other Stock Awards will be deemed to have been satisfied as of the date of the Change in Control, and (iii) all Cash Awards will be deemed to have been fully earned as of the date of the Change in Control. Any such determination by the Board of Directors that is made after the occurrence of a Change in Control will not be effective unless a majority of the Directors then in office are Continuing Directors and the determination is approved by a majority of the Continuing Directors.

                  14. Amendment, Suspension, or Termination of this Plan; Amendment of Outstanding Awards.

                  (a) Amendment, Suspension, or Termination of this Plan. The Board of Directors may amend, suspend, or terminate this Plan at any time. Shareholder approval for any such amendment will be required only to the extent necessary to comply with the rules of the NASDAQ National Market System or any other exchange or quotation system on which the

Common Shares are traded or quoted, the rules and regulations related to Incentive Stock Options, Section l62(m) of the Code, or any other applicable legal requirements.

                  (b) Amendment of Outstanding Awards. The Committee may, in its discretion, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Holder without his or her consent. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

                  15. Awards to Foreign Nationals and Employees Outside the United States.

                  To the extent that the Committee deems appropriate to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (i) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

                  16. Nonassignability.

                  Unless otherwise determined by the Committee, (i) no Award granted under this Plan may be transferred or assigned by the Holder other than by Designation of Beneficiary, or, if none, by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order and (ii) an Award granted under this Plan may be exercised, during the Holder's lifetime, only by the Holder or by the Holder s guardian or legal representative; except that, no Incentive Stock Option or Section 423 Right may be transferred or assigned pursuant to a qualified domestic relations order or exercised, during the Participant's lifetime, by the Participant's guardian or legal representative. "Designation of Beneficiary" shall mean the person(s) or entity whom the Holder has designated by a transfer on death or other designation of beneficiary to receive the Holder's option on the Holder's death in accordance with such procedures established from time to time by the Committee.

                  17. Governing Law.

                  The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the law of the State of Ohio.

                  18. Rights of Employees.

                  Nothing in this Plan will confer upon any Participant the right to continued employment by the Company or limit in any way the Company's right to terminate any Participant's employment at will.

                  19. Effective and Termination Dates.

                  (a) Effective Date. The effective date of this Plan is March 10, 1993.

                  (b) Termination Date. This Plan will continue in effect until terminated by the Board of Directors.


Schedule 1

Director Options

                  (Unless otherwise defined herein, defined terms shall have the meanings ascribed to them in the Plan.)

                  1. EXPIRATION DATE. Unless terminated earlier pursuant to the next sentence, each Director Option will terminate, and the right of the holder to purchase Common Shares upon exercise of the Director Option will expire, at the close of business on the tenth anniversary date of the date of grant. Each Director Option will terminate, and the right of the holder to purchase Common Shares upon exercise of the Director Option will expire, upon the completion of a transaction of the type identified in Section 2(f) (iii) of the Plan, but only if provision satisfactory to the Committee is made for the payment to the holder of the Director Option of the excess of (i) the Fair Market Value of the Common Shares subject to the Director Option immediately prior to the completion of the transaction over (ii) the exercise price.

                  2. CONTINUOUS SERVICE AS A DIRECTOR. No Director Option may be exercised unless the Non-Employee Director to whom the Director Option was granted has continued to be a Non-Employee Director from the time of grant through the time of exercise, except as provided in this Section 2. For purposes of this Section 2, Non-Employee Director means a Director who is not an employee of the Company.

                  (a) If the service in office of a Non-Employee Director is terminated due to the death of the Non-Employee Director, the Non-Employee Director's estate, executor, administrator, personal representative, or beneficiary will have the right to exercise any Director Options held by the Non-Employee Director at the time of his or her death in whole or in part prior to the earlier of (i) 12 months after the date of the holder's death and (ii) the expiration of the Director Option.

                  (b) If a Non-Employee Director ceases to be a Non-Employee Director by reason of his employment by the Company, any Director Options granted to that Non-Employee Director and held by the Non-Employee Director at the time of his or her employment by the Company will be treated the same as Stock Options held by employees and will continue to be exercisable prior to the expiration of the Director Option, subject to the limitations on exercise following termination of employment established by the Committee pursuant to
Section 11 of the Plan.

                  (c) If the service in office of a Non-Employee Director is terminated for any reason other than those set forth in Sections 2(a) and 2 (b), any Director Options held by the terminated Non-Employee Director at the time of his or her termination may be exercised in whole or in part only with the consent of the Committee. In any such event, the consent of the Committee must be obtained and the Director Option exercised prior to the earlier of (i) three months after the date of the termination of service in office of a Non-Employee Director and (ii) the expiration of the Director Option.

                  3. FAIR MARKET VALUE FOR PURPOSES OF DIRECTOR OPTIONS. For purposes of Director Options, the Fair Market Value of Common Shares on any particular date means, (a) if the Common Shares are listed on a national securities exchange, the closing price as reported for composite transactions on the exchange for the last day on which trades are reported prior to that particular date, (b) if the Common Shares are not listed on an exchange but transactions in the Common Shares are reported in the NASDAQ National Market System, the closing price as reported in the NASDAQ National Market System for the last day on which trades are reported prior to that particular date, and (c) if either of the methods referred to in (a) or (b) become impracticable for any reason, the value determined using a method established by the Committee on a basis consistent with regulations under the Code.